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EXHIBIT 21.1


                  SUBSIDIARIES OF AAi.FOSTERGRANT, INC. ("AAI")

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           NAME OF SUBSIDIARY              JURISDICTION OF ORGANIZATION               SHAREHOLDER
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
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Foster Grant Holdings, Inc. ("Holdings")            Delaware                    Common - AAi/Preferred - Bolle, Inc.
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Fantasma, LLC                                       Delaware                    AAi
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AAi.FosterGrant of Canada Co.                       Nova Scotia, Canada         AAi
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Vendome Accessories Limited                         Nova Scotia, Canada         51% -- AAi.FosterGrant of Canada, Co.
                                                                                49% -- Place Vendome Accessories, Inc.
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AAi.FosterGrant Limited                             United Kingdom              AAi
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AAi/JOSKE's, S. de R.L. de C.V.                     Mexico                      75% -- AAi
                                                                                25% -- Joske's de Mexico, S.A. de C.V.
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